UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2003


                  SCHIMATIC Cash Transactions Network.com, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Florida                      0-30544                88-0415947
-------------------------------       -------------         --------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

        330 East Warm Springs Road, Suite A15
                  Las Vegas, Nevada                           89119
      ----------------------------------------              ----------
      (Address of principal executive offices)              (Zip Code)


       (Registrant's telephone number, including area code): 702-361-3624


       26800 Laguna Hills Drive, Suite 100, Aliso Viejo, California 92656
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          (Former name or former address, if changed since last report)

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                              ITEM 5. OTHER EVENTS
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         On May 2, 2003, SCHIMATIC Cash Transactions Network.com, Inc. sent a letter to its stockholders, a copy of which is attached as Exhibit 99.01 to this report.


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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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         Exhibits. The following exhibit is included as part of this report at the location indicated:

               SEC
Exhibit     Reference
 Number       Number          Title of Document                      Location
---------   ----------   ------------------------------------------  -----------

Item 99                      Additional Exhibits
---------   ----------   ------------------------------------------  -----------
 99.01          99       Letter to Shareholders dated May 2, 2003    This filing


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

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SCHIMATIC Cash Transactions Network.com, Inc.


Date: May 7, 2003                  By /s/ David J. Simon
                                      ------------------------------
                                      David J. Simon, Chairman

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